Exhibit 10.1
CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Supplemental Agreement No. 11
to
Purchase Agreement No. 03776
between
The Boeing Company
and
United Airlines, Inc.
Relating to Boeing Model 737 *** Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of September 25, 2018, by and between THE BOEING COMPANY (Boeing) and UNITED AIRLINES, INC. (Customer) (SA-11);

WHEREAS, the parties hereto entered into Purchase Agreement No. 3776 dated July 12,
2012, as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Boeing model 737 *** aircraft (Aircraft). This Supplemental Agreement is an amendment to the Purchase Agreement;
WHEREAS, the parties wish to *** from the Purchase Agreement; *** scheduled for delivery in ***, inclusive, from the Purchase Agreement; and *** in the event of *** for 737-*** Aircraft into the Purchase Agreement;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1. Table of Contents.

The “Table of Contents” is deleted in its entirety and replaced with the attached “Table of
Contents” (identified by “SA-11”).

2. Tables.
Table 1A entitled “737-*** Aircraft Delivery, Description, Price and ***” is deleted in its entirety and replaced with the attached similarly titled “Table 1A” (identified by “SA-11”) to *** 737-*** Aircraft scheduled for delivery in ***, inclusive.

3.    Letter Agreements.

3.1. Letter Agreement UAL-PA-03776-LA-1207644R1 entitled “*** Aircraft - 737-***” is *** as a result of *** from the Purchase Agreement.

3.2.    Letter Agreement No. UAL-PA-03776-LA-l807469 entitled “*** From ***” (identified by “SA-11”) is added to the Purchase Agreement to incorporate the *** in the event of *** from the *** for 737-*** Aircraft.

UAL-PA-03776	SA-11, Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 11 to
Purchase Agreement No. 03776

4. Miscellaneous.

Boeing and Customer agree to the *** to Customer’s *** for ***; and ***.

The Purchase Agreement will be deemed supplemented to the extent provided herein as of the date hereof and as so supplemented will continue in full force and effect.

The rest of this page is left intentionally blank.

UAL-PA-03776	SA-11, Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 11 to
Purchase Agreement No. 03776

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.
/s/ Irma L. Krueger	/s/ Gerald Laderman
Signature	Signature

Irma L. Krueger	Gerald Laderman
Printed Name	Printed Name

Attorney-in-Fact	Executive Vice President and Chief Financial Officer
Title	Title

UAL-PA-03776	SA-11, Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms
TABLE
1.	737-*** Aircraft Delivery, Description, Price and ***	SA-9
1.1	*** 737-*** Aircraft Delivery, Description, Price and ***	SA-10
1A.	737-*** Aircraft Delivery, Description, Price and ***	SA-11
EXHIBITS
A-1	737-*** & *** 737-***Aircraft Configuration	SA-8
A-2	737-*** Aircraft Configuration
A-3	737-*** Aircraft Configuration
A-4	737-*** Aircraft Configuration	SA-9
B.	Aircraft Delivery Requirements and Responsibilities
SUPPLEMENTAL EXHIBITS
AE1.	***Adjustment/Airframe and ***
AE2.	***Adjustment/Airframe and *** for the 737-*** Aircraft	SA-9
BFE1.	BFE Variables 737-*** Aircraft-	SA-7
BFE2.	BFE Variables 737-*** Aircraft	SA-9
CS1.	Customer Support Variables	SA-9
EE1.	Engine Warranty and ***
SLP1.	Service Life Policy Components

UAL-PA-03776	TABLE OF CONTENTS	SA-11, Page 1 of 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED
LETTER AGREEMENTS		SA NUMBER
UAL-PA-03776-LA-1207637R1	*** Matters	SA-8
UAL-PA-03776-LA-1207638R2	***	SA-10
UAL-PA-03776-LA-1207640	Demonstration Flight Waiver
UAL-PA-03776-LA-1207643R1	Open Matters 737-*** Aircraft	SA-9
UAL-PA-03776-LA-1207644R2	*** Aircraft	SA-10
	*** Aircraft - Attachment A	SA-10
UAL-PA-03776-LA-1207646R2	Promotional Support	SA-10
UAL-PA-03776-LA-1207647	Seller Purchased Equipment
UAL-PA-03776-LA-1207649	Spare Parts Initial Provisioning
UAL-PA-03776-LA-1207650R4	Special Matters	SA-10
UAL-PA-03776-LA-1208055R1	***	SA-7
UAL-PA-03776-LA-1208122	***	SA-10
UAL-PA-03776-LA-1208123R1	*** Matters for 737-*** Aircraft	SA-9
UAL-PA-03776-LA-1208157R2	***	SA-9
UAL-PA-03776-LA-1208234	Privileged and Confidential Matters
UAL-PA-03776-LA-1208596R1	AGTA Matters	SA-10
UAL-PA-03776-LA-1208238	Assignment Matters
UAL-PA-03776-LA-1208869	Delivery *** Matters
UAL-PA-03784-LA-1207869	737 Production Adjustments
UAL-PA-03776-LA-1606848R2	*** Special *** Aircraft	SA-9
UAL-PA-03776-LA-1703685	737-*** Aircraft ***	SA-9
UAL-PA-03776-LA-1703743	2017 ***	SA-9
UAL-PA-03776-LA-1703858R1	*** Program for the 737-*** Aircraft	SA-10
	*** Commitment for the 737‑*** Aircraft	§5.1.2 of SA‑9
UAL-PA-3776-LA-1801367	Loading of Customer Software	SA-10
UAL-PA-3776-LA-1801619	Installation of Cabin Systems Equipment	SA-10
UAL-PA-3776-LA-1807469	*** From *** for 737-*** Aircraft	SA-11

UAL-PA-03776	TABLE OF CONTENTS	SA-11, Page 2 of 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

SUPPLEMENTAL AGREEMENTS	DATED AS OF
Supplemental Agreement No. 1	June 17, 2013
Supplemental Agreement No. 2	January 14, 2015
Supplemental Agreement No. 3	May 26, 2015
Supplemental Agreement No. 4	June 12, 2015
Supplemental Agreement No. 5	January 20, 2016
Supplemental Agreement No. 6	February 8, 2016
Supplemental Agreement No. 7	December 27, 2016
Supplemental Agreement No. 8	June 7, 2017
Supplemental Agreement No. 9	June 15, 2017
Supplemental Agreement No. 10	May 15, 2018
Supplemental Agreement No. 11	September 25, 2018

UAL-PA-03776	TABLE OF CONTENTS	SA-11, Page 3 of 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Table 1A To Purchase Agreement No. 03776
737-*** Aircraft Delivery, Description, Price and ***

Airframe Model/MTOW:	737-***	**** pounds	Detail Specification:	***
Engine Model/Thrust:	***	**** pounds	Airframe Price Base Year/*** Formula:	***	***
Airframe Price:		$***	Engine Price Base Year/*** Formula:	***	***
*** Features:		$***
Sub-Total of Airframe and Features:		$***	Airframe *** Data:
Engine Price (Per Aircraft):		$***	Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		$***	Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:		$***
Seller Purchased Equipment (SPE) Estimate:		$***

Deposit per Aircraft:		$***

# of Aircraft	Delivery Date		***	Manufacturer Serial Number	Actual or Nominal Delivery ****	*** Estimate	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
		Number of	Factor			*** Base	***	***	***	***
		Aircraft	(Airframe)			Price Per A/P	***	***	***	***
***	***	***	***	***	***	$***	$***	$***	$***	$***
	Total:	***
* Nominal delivery *** pursuant to Letter Agreement number UAL-PA-03776-LA-1207643 entitled "Open Matters 737-*** Aircraft", including successors thereof.

Note: Serial Numbers are provided as guidance only and are subject to change.

***

UAL-PA-03776 APR: 105568.TXT	BOEING / UNITED AIRLINES, INC. PROPRIETARY	Table 1A per SA-11, Page 1

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

UAL-PA-03776-LA-1807469
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606

Subject:	*** from *** for 737-*** Aircraft
References:
1) Purchase Agreement No. PA-03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 *** aircraft (Aircraft); and

2)	Letter Agreement UAL-PA-03776-LA-1801473 entitled “737-*** Aircraft (737-*** Aircraft) ***” (***)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Background.
Section 2.5.5 of the Attachment to the *** provides a ***. Article 5.4 of the AGTA and the *** provide a procedure for demonstration of *** with the *** prior to Aircraft delivery. Such method will be used to demonstrate *** with the ***. The parties agree that the *** contained in this Letter Agreement apply if the *** report furnished to Customer for any 737-*** Aircraft pursuant to Article 5.4 of the AGTA shows *** than ***.

1.	Rights and Obligations in the Event of a ***.
1.1    Aircraft Delivery. In the event of a *** for any 737-*** Aircraft, at the time Boeing tenders that 737-*** Aircraft for delivery, *** set forth in paragraph 1.2 or paragraph 2, herein, as applicable. Customer *** delivery of such 737-*** Aircraft ***.
1.2    Post Delivery *** or *** the ***. In the event of a *** for any 737-*** Aircraft, the following terms and conditions will apply:
1.2.1    For the period of *** delivery of an applicable 737-*** Aircraft, ***, or cause to be *** by *** parts and/or *** parts (***) which, *** in such 737-*** Aircraft, would ***.
1.2.2    If ***, or to cause to be *** such 737-*** Aircraft, then Customer and Boeing will *** upon the details of *** program. *** will be provided *** to ***.
1.2.3    If Customer elects to *** in such 737-*** Aircraft, *** within *** days after the delivery *** if *** can be *** during 737-***. *** which cannot be *** during 737-*** will be *** within a mutually agreed period of time. *** will be *** in accordance with Boeing and engine manufacturer instructions.

UAL-PA-03776-LA-1807469 *** from ***	SA-11 Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

1.2.4    *** of *** and *** to *** at the *** in effect at the *** of *** between *** and *** or *** and ***, as applicable. *** related to engines will apply also to spare engines ***. Boeing ***, will give Customer reasonable advance written notice of the estimated *** at Customer’s maintenance base for any such ***. *** for *** this Letter Agreement and be *** to *** and *** using established *** procedures and other terms identified in the *** contemplated in paragraph *** herein.
2.    ***.
After *** delivery of an applicable 737-*** Aircraft, if Boeing has not provided, or caused to be provided *** which *** the ***, then Boeing will *** described in this paragraph 2. Subject to mutual agreement, Boeing and Customer may elect to *** the efforts under paragraph 1 herein in lieu of ***described in this paragraph 2.
2.1    ***. Boeing will ***, in the *** of *** in *** for each *** than the *** in ***. The *** will be *** of the *** that are ***. If the compliance document demonstrates a *** the ***, then Customer and Boeing will work together in good faith to reach *** to adequately address such *** for any 737-*** Aircraft. If *** is unable to provide a *** to adequately address the *** within a reasonable timeframe and does not *** (within a reasonable timeframe) that it will provide ***, then *** will have the *** any such 737-*** Aircraft and, if the *** the *** of the *** to ***, the *** to *** the ***.
2.2    ***. *** to Customer pursuant to this section 2 will be *** by Boeing and/or the *** at the time of 737-*** Aircraft delivery. No *** will be *** pursuant to this section 2 for any 737-*** Aircraft not *** Customer. Each *** will be *** of delivery of the 737-*** Aircraft for which ***.
2.3    *** Adjustments. The *** of *** attributable to *** will be determined by Boeing analysis based on data certified to be correct by Boeing. The *** of such *** will be deemed to be the *** of *** as calculated using reasonable *** based on the data furnished pursuant to Article *** of the AGTA. If *** are *** in a 737-*** Aircraft as set forth in paragraph 1.2 above, payments of *** will be *** by an *** with the *** in the *** after such *** are ***. If Customer elects not to *** in any applicable 737-*** Aircraft as set forth in paragraph 1.2 above, *** of the *** will be *** by an *** with the *** in the *** which would have been *** had such *** been ***.
3.    ***.
Boeing and Customer agree it is not the intent of the parties to provide benefits hereunder that *** to be provided (a) by Boeing under the Purchase Agreement, or any other agreement between Boeing and Customer, or (b) by *** under any agreement between *** and Customer, due to the 737-*** Aircraft *** any *** similar to the *** or any *** that otherwise impacts ***. *** may *** its *** to *** the *** or to be *** to *** by *** or *** pursuant to such other *** or ***.
4.    ***.

UAL-PA-03776-LA-1807469 *** from ***	SA-11 Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Customer agrees that the *** contained in paragraphs 1 and 2 herein are *** for purposes of *** with respect to the *** of Customer’s 737-*** Aircraft and are *** and *** Customer may have, ***, in connection therewith and shall *** and *** and *** of any and all of Boeing’s *** and *** to Customer in connection therewith. Customer *** Boeing and *** and *** all *** and *** and *** or otherwise, ***, relating to *** such ***.
5.    Assignment.
Except as provided in Letter Agreement No. UAL-PA-03776-LA- 1208238, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s ***.
6.    Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03776-LA- 1208234.

Very truly yours,

THE BOEING COMPANY

By: /s/ Irma L. Krueger

Its: Attorney-in-Fact

UAL-PA-03776-LA-1807469 *** from ***	SA-11 Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:     September 25, 2018

UNITED AIRLINES, INC.

By:    /s/ Gerald Laderman

Its:    Executive Vice President and Chief Financial Officer

UAL-PA-03776-LA-1807469 *** from ***	SA-11 Page 4
BOEING / UNITED AIRLINES, INC. PROPRIETARY